SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
September 14, 2015

AIR INDUSTRIES GROUP
___________________

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-35927	80-0948413
State of	Commission	IRS Employer
Incorporation	File Number	I.D. Number

360 Motor Parkway, Suite 100, Hauppauge, NY 11788
Address of principal executive offices

Registrant's telephone number: (631) 881-4920

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17   CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On September 14, 2015, Air Industries Group (“the “Company”) issued a press release announcing that it had completed the acquisition of assets used to produce landing gear and landing gear components for the Sikorsky UH-60 Black Hawk and the Boeing CH-47 Chinook helicopters. The press release is attached as Exhibit 99.1.

The information contained in this Current Report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Text of press release issued by Air Industries Group on September 14, 2015 announcing the completion of certain assets.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 14, 2015

AIR INDUSTRIES GROUP

By:	/s/ Daniel R. Godin
Daniel R. Godin
President and Chief Executive Officer